SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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☐ Soliciting Material Pursuant to § 240.14a-12

LIBERTY BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

                                 _______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LIBERTY BANCORP, INC. LETTERHEAD]

December 26, 2006

Dear Fellow Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Liberty Bancorp, Inc. We will hold the meeting at the branch office of our wholly owned subsidiary, BankLiberty, located at 9200 N.E. Barry Road, Kansas City, Missouri, on Monday, February 5, 2007, at 5:30 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations for the recently completed fiscal year. Our directors and officers, as well as a representative of Michael Trokey & Company, P.C., our independent auditor, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Please act at your first convenience.

[LIBERTY BANCORP, INC. LOGO]

LIBERTY BANCORP, INC.
16 WEST FRANKLIN
LIBERTY, MISSOURI 64068
(816) 781-4822

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	5:30 p.m. on Monday, February 5, 2007

PLACE	9200 NE Barry Road Kansas City, Missouri (Bank branch office)

ITEMS OF BUSINESS
(1)  To elect two directors, each to serve for a term of three years.

(2)  The approval of the Liberty Bancorp, Inc. 2007 Equity Incentive Plan.

(3)  To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on December 15, 2006.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction form sent to you with this Proxy Statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Steven K. Havens Corporate Secretary December 26, 2006

PROXY STATEMENT
OF
LIBERTY BANCORP, INC.
16 WEST FRANKLIN
LIBERTY, MISSOURI 64068
(816) 781-4822

ANNUAL MEETING OF STOCKHOLDERS
February 5, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Liberty Bancorp, Inc. (the “Company” or “Liberty Bancorp”), to be used at the Annual Meeting of Stockholders of the Company. Liberty Bancorp is the holding company for BankLiberty (“Bank Liberty” or the “Bank”). The annual meeting will be held at the Bank’s branch office located at 9200 N.E. Barry Road, Kansas City, Missouri, on Monday, February 5, 2007 at 5:30 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about December 26, 2006.

General Information About Voting

Who Can Vote at the Meeting

You are entitled to vote your shares of Liberty Bancorp common stock if the records of the Company show that you held your shares as of the close of business on December 15, 2006, the annual meeting record date. As of the close of business on December 15, 2006, a total of 4,760,137 shares of Liberty Bancorp common stock were issued and outstanding. Each share of common stock is entitled to one vote.

Attending the Meeting

If you are a beneficial owner of Liberty Bancorp common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Liberty Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum and Vote Required

The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum but will not be counted as votes cast. A broker non-vote occurs when a broker, holding shares for a beneficial owner, returns a proxy to the Company but does not vote on a particular agenda item because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under New York Stock Exchange rules, brokers will be permitted to vote on the election of directors but not on the 2007 Equity Incentive Plan.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of the election.

In voting to approve the Liberty Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Plan”), you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the 2007 Plan requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting. On this matter, abstentions and broker non-votes will have the effect of a vote against the proposal.

Voting by Proxy

The Board of Directors of Liberty Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Liberty Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Liberty Bancorp common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	for each of the nominees for director; and

•	for the approval of the Liberty Bancorp, Inc. 2007 Plan.

The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the annual meeting. If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Liberty Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

If your Liberty Bancorp common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instructions provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan

If you participate in the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you are entitled to vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for submitting ESOP participant’s voting instructions to the ESOP trustee is January 24, 2007.

Stock Ownership

The following table sets forth information as of December 15, 2006 (i) with respect to any person or entity who was known to Liberty Bancorp to be the beneficial owner of more than 5% of our common stock, and (ii) as to our common stock beneficially owned by each director of Liberty Bancorp, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group.

	Amount of Nature of Shares of Beneficial Ownership		Number of Shares That Maybe Acquired Within 60 Days by Exercising Options	Total	Percent of Common Stock Outstanding (1)
Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan Trust 16 West Franklin Liberty, Missouri 64068	300,071	(2)	-	300,071	6.3%

Directors:
Ralph W. Brant, Jr.	109,297	(3)	22,753	132,050	2.8
Brent M. Giles	65,478	(4)	49,007	114,485	2.4
Steven K. Havens	133,843		22,753	156,596	3.3
Daniel G. O’Dell	234,566	(5)	22,753	257,319	5.4
Robert T. Sevier	192,335	(6)	12,252	204,587	4.3
Marvin J. Weishaar	60,131		22,753	82,884	1.7

Named Executive Officers Who Are Not Also Directors:
Mark E. Hecker	41,438	(7)	6,300	47,738	*
Marc J. Weishaar	36,639	(8)	6,300	42,939	*

All directors and executive officers as a group (8 persons)	1,173,798		164,853	1,338,651	27.2%

*	Does not exceed 1.0% of the Company’s voting securities.

(1)	Based on 4,760,137 shares of Company common stock outstanding and entitled to vote as of the close of business on December 15, 2006.
(2)
The ESOP trustee, RS Group Trust Company, votes all allocated shares in accordance with the instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustee in the same ratio as participants direct  the voting of allocated shares or, in the absence of such direction, as directed by the Bank’s Board of Directors. At December 15, 2006, 178,084 shares had been allocated under the ESOP.

(3)
Includes 19,847 shares held by Mr. Brant’s IRA, 3,995 shares held by sons’ IRAs, 4,105 shares held by  sons, 51,631 shares held in trust over which Mr. Brant has shared voting and dispositive power and 7,500 shares held by a corporation controlled by Mr. Brant.

(4)	Includes 4,776 shares allocated under the ESOP, 17,502 shares held in trust over which Mr. Giles has sole voting and dispositive power and 1,750 shares held by IRA.
(5)	Includes 30,000 shares held by spouse and 200,484 shares held by a trust over which Mr. O’Dell has sole voting and dispositive power.

(6)
Includes 15,432 shares held by spouse’s IRA, 10,000 shares held by spouse, 33,008 shares held by Mr. Sevier’s IRA and 113,895 shares held in trusts. Of the total 110,980 shares held in trusts, Mr. Sevier has shared voting and dispositive power for 40,002 shares and sole voting and dispositive power for 70,978 shares.

(7)	Includes 2,088 shares allocated under the ESOP, 14,500 shares held by Mr. Hecker’s IRA and 9,850 shares held by spouse’s IRA.
(8)	Includes 20,832 shares allocated under the ESOP and 970 shares held by IRA.

Interest of Certain Persons in Matters To Be Acted Upon

The Liberty Bancorp, Inc. 2007 Plan is being presented to stockholders for approval. See “Proposal 2 - Approval of the Liberty Bancorp, Inc. 2007 Plan” for more information. Directors, officers and employees of the Company and the Bank may be granted restricted stock awards and stock options under the 2007 Plan.

Proposal I — Election Of Directors

General

The Company’s Board of Directors consists of six members. The Company’s Bylaws require that directors be divided into three classes as nearly equal in number as possible. The Board of Directors has nominated Robert T. Sevier and Ralph W. Brant, Jr. to serve as directors for three-year terms. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The nominees are currently directors of the Company and the Bank.

The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends that stockholders vote “FOR” the election of the two nominees as directors of the Company.

The following table sets forth for each nominee, such person’s name, age at September 30, 2006, the year he first became a director of the Company and the year his term as a director of the Company will expire. The indicated period of service as a director includes service as a director of the Bank. No director is related to any other director or executive officer by blood, marriage or adoption, except that Director Marvin J. Weishaar is the father of Marc Weishaar, the Bank’s Senior Vice President and Chief Financial Officer. The Company’s Board of Directors has determined that all of the directors except Brent M. Giles, who is an employee of the Company and Bank, and Marvin J. Weishaar are “independent directors” as defined under Nasdaq Rule 4200(a)(15).

Name	Age	Year First Elected Or Appointed Director	Current Term As Director To Expire
Board Nominees For Term To Expire At 2010 Annual Meeting
Robert T. Sevier	66	1975	2007
Ralph W. Brant, Jr.	59	1975	2007
Directors Continuing In Office
Brent M. Giles	39	2003	2008
Marvin J. Weishaar	74	1970	2008
Daniel G. O’Dell	52	1997	2009
Steven K. Havens	56	2001	2009

The principal occupation of each director of the Company during the last five years is set forth below.

Robert T. Sevier is the Recorder of Deeds of Clay County, Missouri, a position he assumed in January 1999. From 1971 to late 1995, he was self-employed as a title insurance agent in Liberty, Missouri. Mr. Sevier has served as a board member of Concerned Care, an advocacy group for developmentally disabled individuals and is a member of the Developmental Disabilities Resource Board of Clay County, Missouri.

Ralph W. Brant, Jr. is President of Brant’s Clothing, a retail-clothing establishment located in Liberty, Missouri. He has worked at Brant’s since 1975. Mr. Brant has served as a Director of the Liberty Chamber of Commerce and with the Liberty Downtown Merchants Group. He has also served as a Director and President of Martha Lafite Thompson Nature Sanctuary, and has worked with the Boy Scouts of America in various capacities.

Brent M. Giles has served as our President and Chief Executive Officer since September 2003. Prior to joining BankLiberty, from August 2001 to August 2003, Mr. Giles was President of Lawson Bank, Lawson, Missouri, a Missouri-based community bank. From May 2000 to July 2001, Mr. Giles served as a financial services consultant with Rightworks Corporation, San Jose, California, and from April 1998 to May 2000, Mr. Giles served as Vice President of UMB Bank, Kansas City, Missouri. From 1989 to April 1998, Mr. Giles was a financial institutions examiner with the Federal Deposit Insurance Corporation.

Marvin J. Weishaar retired in 2001 upon selling his public accounting practice located in Liberty, Missouri. From 1988 to 1998, he was employed as a partner and officer with Cochran Head and Company, PC, a local public accounting firm headquartered in Kansas City, Kansas. He was a self-employed certified public accountant from 1962 to 1988 in Liberty, Missouri. From 1957 to 1962, he was employed with KPMG in Kansas City, Missouri. Mr. Weishaar served as President of the Liberty Rotary Club and as a member and past President of the Liberty Area Chamber of Commerce. He was a founding member, board member and served as treasurer for 10 years for Habitat for Humanity, Northland.

Daniel G. O’Dell currently serves as Chairman of BankLiberty. Mr. O’Dell has been employed by O’Dell Publishing since 1984. Mr. O’Dell also serves on the Board of Directors of TheraDoc, Inc., Salt Lake City, Utah, and serves on the Board of Directors of CollegeHill Investments, a subsidiary of William Jewell College, Liberty, Missouri.

Steven K. Havens is President of Havens Construction Co., Inc., serves as Chairman of the Clay County Airport Advisory Board, and is a past board member of the Liberty Chamber of Commerce. He also serves as the Secretary of BankLiberty.

Meetings of the Board of Directors

The Company and the Bank conduct business through meetings and activities of their Board of Directors and their committees. Regular meetings of the Board of Directors are held on a monthly basis and special meetings are held from time-to-time as needed. There were 12 regular meetings and eight special meetings of the Board of Directors of the Bank and two regular and six special meetings of the Board of Directors of the Company held during the fiscal year ended September 30, 2006. No director attended fewer than 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of September 30, 2006. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee		Compensation Committee		Nominating Committee

Ralph W. Brant, Jr.	X		X		X
Brent M. Giles
Steven K. Havens	X		X		X	*
Daniel G. O’Dell	X	*	X	*	X
Robert T. Sevier	X		X		X
Marvin J. Weishaar

Number of Meetings in Fiscal 2006(1)	10		2		2

*    Denotes Chairperson

(1)
Includes meetings during the year ended September 30, 2006 of comparable committees of the Board of Directors of the Bank. The Company’s Audit, Compensation and Nominating Committees each met once during the year ended September 30, 2006.

Audit Committee. The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent under the definition contained in the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The current board members possess all of the criteria the Nominating Committee has determined are appropriate for Board membership if a holding company of a community-based financial institution. While the Board recognizes that no individual

Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately to the Audit Committee’s responsibilities. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee is responsible for determining annual grade and salary levels for employees and establishing personnel policies. Each member of the Compensation Committee is independent under the definition contained in the listing standards of the Nasdaq Stock Market. The Compensation Committee operates under a written charter. The report of the compensation committee appears in this proxy statement under the heading “Compensation Committee Report.”

Nominating Committee. The Board of Directors’ Nominating Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included below under “Nominating Committee Procedures.” The members of the Nominating Committee are “independent directors” as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is posted on our website at www.banklibertykc.com under the “Investor Relations” tab.

Nominating Committee Procedures

General

It is the policy of the Nominating Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a director nominee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year. Notice should be provided to: Steven K. Havens, Corporate Secretary, Liberty Bancorp, Inc., 16 West Franklin, Liberty, Missouri 64068. Such notice must contain the following information:

•	the name of the person recommended as a director candidate;

•
all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•
as to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Minimum Qualifications

In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

Identification. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company’s current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

Evaluation. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company.

Board Policies Regarding Stockholder Communications and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Steven K. Havens, Corporate Secretary, Liberty Bancorp, Inc., 16 West Franklin Street, Liberty, Missouri 64068. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, advertisements and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company’s directors except one attended the Company’s 2006 Annual Meeting of Stockholders.

Executive Compensation

Summary Compensation Table. The following information is provided for Brent M. Giles, our President and Chief Executive Officer, Marc J. Weishaar, our Senior Vice President and Chief Financial Officer, and Mark E. Hecker, our Senior Vice President and Chief Lending Officer. No other executive officer of the Company received a salary and bonus of $100,000 or more during the year ended September 30, 2006.

Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year	Annual Compensation		Other Annual Compensation ($)	Restricted Stock] Awards ($)	Securities Underlying Options/ SARS (#)	All Other Compensation (2)
		Salary	Bonus

Brent M. Giles President and Chief Executive Officer	2006 2005 2004	$186,765 175,764 141,847	$35,000 30,000 15,000	- - -	- - -	7,001 17,502 52,506	$39,879 18,391 4,204

Marc J. Weishaar Senior Vice President and Chief Financial Officer	2006 2005 2004	$98,095 88,178 82,359	$12,000 15,000 8,000	- - -	- - -	- 5,251 10,501	$20,481 12,205 9,927

Mark E. Hecker (1) Senior Vice President and Chief Lending Officer	2006 2005 2004	$109,924 100,198 25,000	$25,000 20,000 5,000	- - -	- - -	- 8,751 7,001	$23,203 2,218

(1)	Mr. Hecker joined the Bank on June 21, 2004.
(2)	Details about the amounts reported in the “All Other Compensation” column for 2006 are provided in the table below.

Item	Mr. Giles	Mr. Weishaar	Mr. Hecker
Employer contribution to 401(k) plan	$5,419	$2,827	$3,248
ESOP Allocation Market Value	32,780	17,654	19,955
Automobile Allowance	1,680	─	─
Total	$39,879	$20,481	$23,203

Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended September 30, 2006 to the executive officers named in the Summary Compensation Table set forth above and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company’s common stock over the life of the option.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price (1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%

Brent M. Giles	7,001	94.2%	$8.07	11/23/2015	35,565	90,033

Marc J. Weishaar	-	-	-	-	-	-

Mark E. Hecker	-	-	-	-	-	-

(1)
Adjusted for the 3.5004 exchange ratio in the Bank’s reorganization from the mutual holding company form of organization to the fully stock form of organization, completed on July 21, 2006 (the “Reorganization”). All options granted have a 10-year term. 50% of the options granted to Mr. Giles vested on November 23, 2005, and the remaining options granted to Mr. Giles vested on September 30, 2006.

(2)
The dollar gains under these columns result from calculations required by the Securities and Exchange Commission’s rules and are not intended to forecast future price appreciation of the Company’s common stock. Options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company’s common stock would have to be approximately $13.15 and $20.93, respectively, as of the expiration date of the options.

Fiscal Year End Option Value. The following table sets forth information regarding the unexercised options held by the executive officers named in the Summary Compensation Table above. No options were exercised by the named executive officers during the 2006 fiscal year.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable (1)	Value of Unexercised In-the-Money Options at Fiscal Year End Exercisable/Unexercisable (2)

Brent M. Giles	49,007/28,002	157,102/69,619

Marc J. Weishaar	5,250/10,502	16,244/29,489

Mark E. Hecker	4,900/10,852	14,560/28,667

(1)	Adjusted for the 3.5004 exchange ratio in the Reorganization.
(2)
Calculated based on the product of: (a) the number of shares subject to options, and (b) the difference between the fair market value of the underlying common stock at September 30, 2006 determined based on $10.23, the most recent sale price on September 30, 2006 of the common stock as quoted on the Nasdaq Capital Market and the exercise price of the options.

Employment Agreements. The Company and the Bank have a three-year employment agreement with Brent M. Giles, President and Chief Executive Officer. The term of the employment agreement may be renewed on an annual basis. Mr. Giles’ employment agreement establishes a base salary which currently is $198,000. The Boards of Directors of Liberty Bancorp and BankLiberty review Mr. Giles’ base salary each year in order to consider any appropriate changes. In addition to his base salary, Mr. Giles’ employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The employment agreement provides that BankLiberty and Liberty Bancorp may terminate the executive’s employment for cause, as defined in the employment agreement, at any time. If BankLiberty or Liberty Bancorp chooses to terminate Mr. Giles’ employment for reasons other than for cause, or if Mr. Giles resigns from BankLiberty or Liberty Bancorp after specified circumstances that would constitute constructive termination, Mr. Giles or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Liberty Bancorp and BankLiberty during the remaining term of the employment agreement. BankLiberty would also continue and/or pay for Mr. Giles’ life, health and dental coverage for the remaining term of the employment agreement. If Mr. Giles’ termination of employment is for reasons other than a change in control, he must adhere to a one-year non-competition agreement. In the event Mr. Giles is terminated for disability, as defined in the agreements, he will be paid an amount equal to 100% of his bi-weekly rate of base salary in effect as of the date of his termination of employment due to disability.

Under the employment agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of Liberty Bancorp, Mr. Giles or, if he dies, his beneficiary, would be entitled to a severance payment equal to three times Mr. Giles’ average annual compensation over the five taxable calendar years immediately preceding the effective date of the change in control. In addition, Mr. Giles shall, for a 36-month period following his termination of employment, receive the benefits he would have received over such period under any of the BankLiberty or Liberty Bancorp retirement programs (tax-qualified or non-qualified) in which he participated prior to his termination of employment. BankLiberty will also continue and/or pay for Mr. Giles’ life, health and dental coverage for 36 months. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. The agreement limits payments made to Mr. Giles in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G. If a change in control of Liberty Bancorp or BankLiberty were to occur, the total payments that would be due under the employment agreement, based solely on the current annual compensation paid to Mr. Giles and excluding any benefits under any employee benefit plan which may be payable, would equal approximately $486,000.

All reasonable costs and legal fees paid or incurred by Mr. Giles in any dispute or question of interpretation relating to the employment agreement will be paid by BankLiberty or Liberty Bancorp, if Mr. Giles is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that BankLiberty and Liberty Bancorp will indemnify Mr. Giles to the fullest extent legally allowable.

Change in Control Agreements. BankLiberty has two-year change in control agreements with Marc J. Weishaar and Mark E. Hecker. The Board of Directors of BankLiberty may renew these agreements annually. The agreements provide that if involuntary termination or, under certain circumstances, voluntary termination, follows a change in control of Liberty Bancorp or BankLiberty, Messrs. Weishaar and Hecker would each be entitled to receive a severance payment equal to two times the executive’s “base amount,” as defined under the Internal Revenue Code. BankLiberty would also continue and/or pay for life, health and dental coverage for 24 months following termination of the executive’s employment. Payments to Messrs. Weishaar and Hecker under the agreements will be paid by Liberty Bancorp if payments (or other benefits) are not paid by BankLiberty. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. The agreements limit payments made to Messrs. Weishaar and Hecker in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G. If a change in control of Liberty Bancorp or BankLiberty were to occur, the total payments that would be due under the change in control agreements, based solely on the current annual compensation paid to Messrs. Weishaar and Hecker and excluding any benefits under any employee benefit plan which may be payable, would equal approximately $160,500 and $200,000, respectively.

Directors’ Compensation

Cash Retainer and Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Boards of Directors during fiscal 2007.

Annual Retainer for Bank Board Service	$12,000
Quarterly Retainer for Company Board Service (1)	1,000
Quarterly Fee for Loan/Executive Committee Service	2,000

(1)
As the Reorganization was completed on July 21, 2006, the members of the Board of Directors were paid only one quarterly retainer for service on the Company’s Board of Directors during the year ended September 30, 2006.

Non-Employee Director Compensation. The following table sets forth the total cash compensation paid and option awards made to our non-employee directors for their service on our Board of Directors during fiscal 2006. During fiscal 2006, no restricted stock awards were granted to our non-employee directors.

Director	Cash	Stock Option Awards (1)

Ralph W. Brant, Jr.	$21,000	7,001
Steven K. Havens	21,000	7,001
Daniel G. O’Dell	21,000	7,001
Robert T. Sevier	21,000	7,001
Marvin J. Weishaar	21,000	7,001

(1)
Adjusted for the 3.5004 exchange ratio in the Reorganization. All options have an exercise price equal to the fair market value of our common stock, which was $8.07, with half of the options vesting on the date of grant, which was November 23, 2005, and the other half vesting on September 30, 2006.

Benefits. Non-employee directors of BankLiberty also receive health and major medical insurance for themselves, their spouses and minor dependents. Additionally, non-employee directors are eligible to participate in the Amended and Restated Liberty Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan. No awards were made to non-employee directors under this plan during the year ended September 30, 2006. Non-employee directors are eligible to participate in the incentive equity plan to be implemented pending approval at the upcoming annual meeting.

Directors’ Retirement Plan. BankLiberty maintains a retirement plan for Messrs. Brant, Weishaar and Sevier. Under the plan, each of Messrs. Brant, Weishaar and Sevier receive an annual retirement benefit in an amount equal to the product of his Vested Percentage (as defined in the plan), with a maximum annual benefit of $15,000. Each director’s Vested Percentage is based on his cumulative years of service on the board, and increases in increments of 25%, from 0% for less than 10 years of service, to 25% for 10 years of service, to 50% for 15 years of service, to 75% for 20 years of service and to 100% for 25 or more years of service. Benefits are payable over a ten-year period following the participating director’s termination of service on the board of directors.

In the event that Messrs. Brant, Weishaar or Sevier terminates his position as a director due to his disability, the Bank will pay the director an annual payment for 10 years in an amount equal to $15,000. In the event that Messrs. Brant, Weishaar or Sevier dies before collecting any retirement or disability benefits, the Bank will pay to the director’s surviving spouse, if any, the monthly amounts otherwise payable, with the payment being made as though the director had both terminated service on the Board on the date of his death or disability, and had a Vesting Percentage equal to 100%, and survived to collect all retirement benefits payable. If the director dies after commencing to receive retirement or disability benefits, BankLiberty pays to the director’s surviving spouse, if any, the monthly payment then being made to the director with the period for such payments being determined as though the director had survived to collect all retirement or disability benefits payable. A director’s Vested Percentage becomes 100% upon a Change in Control, as defined in the plan, and the director becomes entitled to receive the present value of his retirement benefits in one lump sum payment within 10 days following the Change in Control. In the event of a Change in Control after a director terminates service on the Board of Directors, the present value of any retirement benefits not yet paid to the director will be due and payable in one lump-sum payment within 10 days following the Change in Control. In addition to an annual retirement benefit, Messrs. Brant, Weishaar or Sevier will receive post-retirement medical coverage not to exceed $500 per month for a period of 20 years.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of any other entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

Transactions with Management

The Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. No loans are outstanding to directors or executive officers at reduced rates or other preferential terms under such a company-wide program. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 2006, the Bank had $815,163 in loans outstanding to directors and executive officers. All such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Michael Trokey & Company, P.C. (“MTPC”), the Company’s independent registered public accountants, the matters required to be discussed under Statements on Auditing Standards No. 61 (“SAS 61”). In addition, the Audit Committee has received from MTPC the written disclosures and the letter required to be delivered by MTPC under Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) and has met with representatives of MTPC to discuss the independence of the auditing firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent auditors are in fact “independent.”

Based on the Audit Committee’s review of the financial statements, its discussion with MTPC regarding SAS 61 and the written materials provided by MTPC under ISB Standard No. 1 and the related discussion with MTPC of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee

Daniel G. O’Dell (Chairperson) Ralph W. Brant, Jr. Robert T. Sevier Steven K. Havens

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended September 30, 2006, all services were approved in advance by the Audit Committee in compliance with these procedures.

Independent Registered Public Accountant

Michael Trokey & Company, P.C. (“MTPC”) served as the Company’s independent registered public accountants for the 2006 fiscal year. A representative of MTPC will be present at the meeting to respond to stockholders’ questions and will have an opportunity to make a statement if he so desires. The Audit Committee of the Board of Directors has not yet selected a firm to serve as independent auditors for the Company for the year ending September 30, 2007.

Fees Paid To Independent Registered Public Accountant

For the years ended September 30, 2006 and 2005, the Company was billed by MTPC for fees aggregating $195,460 and $78,990, respectively. Such fees comprised of the following:

Audit Fees. During the fiscal years ended September 30, 2006 and 2005, the aggregate fees billed by the Company’s independent registered public accountant for professional services rendered for the audit of the annual financial statements and the review of the financial statements included in Quarterly Reports on Form 10-Q filed during the fiscal years ended September 30, 2006 and 2005 were $75,500 and $75,490, respectively.

Audit-Related Fees. No fees were billed by the Company’s independent registered public accountant for audit-related services for the fiscal years ended September 30, 2006 and 2005.

Tax Fees. The aggregate fees billed by the Company’s independent registered public accountant for tax services for both fiscal years ended September 30, 2006 and 2005 were $3,500. For both years, such fees were for tax return preparation.

All Other Fees. During the fiscal year ended September 30, 2006, the Company was billed $116,460 by MTPC for Reorganization expenses. There were no fees billed by MTPC for all other fees for the fiscal year ended September 30, 2005.

Proposal II — Approval of the Liberty Bancorp, Inc. 2007 Equity Incentive Plan

General

On November 22, 2006, the Board of Directors unanimously adopted, subject to stockholder approval at the annual meeting, the Liberty Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Plan”). The 2007 Plan will become effective as of the date it is approved by the stockholders. The 2007 Plan complies with applicable OTS regulations, but the OTS does not endorse or approve the 2007 Plan in any way.

The Board of Directors has reserved a total of 226,340 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2007 Plan. Subject to the limitations set forth in the 2007 Plan (and described below under “Regulatory Restrictions”), all of the Company’s employees, officers and directors are eligible to participate in the 2007 Plan. A summary of the 2007 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2007 Plan, which is attached to this proxy statement as Appendix B.

In voting to approve the 2007 Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Summary of the 2007 Plan

Purpose. The purpose of the 2007 Plan is to promote the Company’s success by linking the personal, financial and economic interests of its employees, officers and directors to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. The 2007 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special efforts the successful conduct of the Company’s operation largely depends.

Eligibility. Any officer, director or employee of the Company or any other entity that controls or is controlled by the Company may receive awards under the 2007 Plan, but only employees of the Company or any parent or subsidiary of the Company may receive incentive stock options under the 2007 Plan. There are approximately 86 persons eligible to receive awards under the 2007 Plan.

Permissible Awards.  The 2007 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2007 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2007 Plan is 226,340. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2007 Plan count against the total number of shares available under the 2007 Plan. Of the total shares available under the 2007 Plan, 100,691 shares may be issued in connection with the exercise of stock options and 125,649 shares may be issued as restricted stock.

Limitations on Awards.  The maximum number of shares of Company common stock that may be covered by options granted under the 2007 Plan to any one person during any one calendar year is 25,172.

Administration.  The 2007 Plan will be administered by a committee appointed by the Board of Directors which shall consist of at least two disinterested directors (the “Committee”) or, at the discretion of the Board of Directors from time to time, the 2007 Plan may be administered by the Board of Directors. The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; accelerate the vesting, exercisability or lapse of restrictions of any outstanding award; prescribe the form of each award agreement; decide all other matters that must be determined in connection with an award; establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the 2007 Plan; make all other decisions and determinations that may be required under the 2007 Plan; and amend the 2007 Plan or any award agreement as provided in the 2007 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers; however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. If a participant’s service terminates by reason of death or disability, or if there is a change in control of the Company, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the share authorization limits under the 2007 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2007 Plan will be adjusted proportionately, and the Committee may adjust the 2007 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment. The Board of Directors may, at any time and from time to time, amend, modify or terminate the 2007 Plan. An amendment will be subject to stockholder approval if the amendment to the 2007 Plan would materially increase the number of shares of stock issuable under the 2007 Plan, expand the types of awards provided under the 2007 Plan, materially expand the class of participants eligible to participate in the 2007 Plan, materially extend the term of the 2007 Plan, or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any other amendment or modification on the approval of stockholders for any other reason. No termination or amendment of the 2007 Plan may adversely affect any award previously granted under the 2007 Plan without the written consent of the participant.

The Committee may amend, modify or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2007 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Regulatory Restrictions. Under the 2007 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award. The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon death or disability of an award recipient or upon a change in control. Further, the 2007 Plan provides that all executive officers or directors who have received awards under the 2007 Plan must exercise or forfeit their options in the event BankLiberty becomes critically undercapitalized (as defined in the OTS regulations), is subject to OTS enforcement action or receives a capital directive for prompt corrective action. These provisions comply with the rules and regulations issued by the OTS.

Certain Federal Income Tax Effects

Nonstatutory Stock Options.  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2007 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

Awards, if any, will be granted under the 2007 Plan only after the 2007 Plan is approved by stockholders. All awards under the 2007 Plan will be made at the discretion of the Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2007 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2007 Plan had been in effect.

Equity Compensation Plan Information

The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of September 30, 2006. The Company does not maintain any equity compensation plans that have not been approved by shareholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans provided by security holders	234,961	$7.31	─

Equity compensation plans not approved by security holders	None	None	None

Total	234,961	7.31	─

The Board of Directors unanimously recommends that you vote “FOR” approval of the Liberty Bancorp, Inc. 2007 Plan.

Compensation Committee Report on Executive Compensation

The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee’s membership and duties are described in this proxy statement under the heading “Proposal 1 - Election of Directors - Board Meetings and Committees of the Board of Directors.”

Compensation Policies

The Committee’s objectives in designing and administering the specific elements of the Company’s executive compensation program are as follows:
The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The compensation program for executives consists of three key elements:

•	Annual base salary;

•	Performance-based annual bonus; and

•	Long-term stock incentive compensation.

The Committe’s objectives in designing and administering the specific elements of the Company’s executive compensation program are as follows:

•	To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company’s financial condition.

•	To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company’s long-term operating results and strategic objectives.

•	To correlate, as closely as possible, executive officers’ receipt of compensation with the attainment of specified performance objectives.

•	To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

•	To attract and retain top performing executive officers for the long-term success of the Company.

•	To facilitate stock ownership through the granting of stock options and other equity awards.

Components of Executive Compensation

In furtherance of the above objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and long-term incentive compensation designed to provide long-term incentives through the facilitation of stock ownership in the Company.

Base Salary. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes information from the SNL Executive Compensation Book for financial institutions in the midwest region of the United States with an asset size of less than $500 million, as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for executive officers are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

Bonus. The Company maintains a bonus plan, which provides for annual cash incentive compensation based on the achievement of a combination of individual and Company performance measures. The Compensation Committee assesses Company performance relative to the budget established at the beginning of the fiscal year, including net income, return on assets, return on equity and loan and deposit growth. The Compensation Committee also considers competitive levels of compensation at similar companies as set forth in the SNL Executive Compensation Book. Bonuses are discretionary by the Compensation Committee. For performance in fiscal 2006, bonuses were awarded to executive officers based on the Compensation Committee’s recognition of the individual contributions made by executive officers that enabled the Company to perform well both financially and operationally, despite the very difficult economic environment, and based on competitive levels of compensation at similar companies.

Long-Term Incentive Compensation. The Committee believes that stock options and restricted stock are important elements of compensation because they provide executives with incentives linked to the performance of the common stock. The Company awards stock options and restricted stock as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company’s stockholders. Options are granted with an exercise price equal to the market value of the common stock on the date of grant, and thus acquire value only if the Company’s stock price increases. Although there is no specific formula, in determining the level of option or restricted stock awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered in awarding cash bonuses, as well as individual performance.

Brent M. Giles - Chief Executive Officer Compensation

In determining Mr. Giles’ cash compensation for fiscal 2006, the board focused on the Company’s financial performance during the year, the number of initiatives begun, expanded or completed by the Company since Mr. Giles’ employment began, competitive levels of compensation for chief executive officers managing operations of similar size, complexity and performance level and the importance of retaining a President and Chief Executive Officer with the strategic, financial and leadership skills to ensure the Company’s continued growth into the foreseeable future. In analyzing Mr. Giles’ performance for fiscal year 2006, the board specifically considered the success of the Company’s stock offering and the Bank’s Reorganization, the Company’s overall growth and continued achievement of its goals as set forth in its strategic plan, financial metrics such as net income, loan and deposit growth, the Bank’s successful opening of an additional branch location and Mr. Giles’ success in enhancing the Bank’s regulatory compliance controls and procedures. The Committee believes that Mr. Giles’ total compensation package for 2006 will be approximately at the median of total compensation for chief executive officers in its peer group, based on data obtained via the SNL Executive Compensation Book.

The Compensation Committee

Daniel G. O’Dell (Chairperson) Steven K. Havens Robert T. Sevier Ralph W. Brant, Jr.

Performance Graph

The graph and table which follow show the cumulative total return on the Common Stock during the period from September 30, 2001 through September 30, 2006 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market, (2) the total cumulative return of thrifts and (3) the cumulative return of thrifts having asset sizes between $250 million and $500 million. The performance of the Company’s common stock also includes the performance of the common stock of the Bank, the predecessor to the Company prior to the Reorganization. The Bank’s common stock was traded on the OTC Bulletin Board. The Company’s common stock commenced trading on the Nasdaq Capital Market on July 24, 2006. Accordingly, the comparison assumes $100 was invested in the common stock of the Bank on June 30, 2001 and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

	Period Ending
Index	9/30/01	9/30/02	9/30/03	9/30/04	9/30/05	9/30/06
Liberty Bancorp, Inc.	100.00	132.44	160.53	197.11	238.56	315.70
Nasdaq Composite	100.00	78.49	120.23	128.30	146.51	155.06
SNL Thrift Index	100.00	105.25	145.91	168.56	176.92	205.93
SNL $250 - $500M Thrift Index	100.00	132.95	183.61	206.69	203.23	221.15

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Company’s officers and directors and all persons who own more than ten percent of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2006, all of the Reporting Persons complied with these requirements, except that there was one untimely report filed by executive officer Mark G. Hecker. The report concerned one transaction and has subsequently been filed.

Other Matters

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

Miscellaneous

The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or other electronic means without additional compensation. The Company has retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for a fee estimated at $8,500 plus expenses.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STEVEN K. HAVENS, CORPORATE SECRETARY, LIBERTY BANCORP, INC., 16 WEST FRANKLIN, LIBERTY, MISSOURI 64068.

Submission of Business Proposals and Stockholder Nominations

The Company’s Bylaws provide that the Company must receive proposals or nominations that shareholders seek to include in the proxy statement for the Company’s next annual meeting no less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, proposals must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure was made. For consideration at the annual meeting, a stockholder proposal must be delivered or mailed to the Company’s Corporate Secretary no later than January 6, 2007. In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 16 West Franklin, Liberty, Missouri 64068, no later than August 28, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steven K. Havens
Steven K. Havens
Corporate Secretary

Liberty, Missouri
December 26, 2006

Appendix A

LIBERTY BANCORP, INC.
AUDIT COMMITTEE CHARTER

I. PURPOSE

The role of the Audit Committee of Liberty Bancorp, Inc. (the “Company”) is to oversee and review: the quality and integrity of the Company’s auditing, accounting and financial reporting processes; the Company’s compliance with legal and regulatory requirements; the independent accountants’ qualifications and independence; the internal and external audit functions; and the system of internal controls. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. In addition, the Committee will strive to provide an open avenue of communication among the independent accountants, management, the internal auditor and the Board of Directors. The Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV. of this Charter. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. COMPOSITION

The Committee shall be comprised of at least three directors as determined by the Board of Directors, each of whom shall be independent as defined by applicable Nasdaq Listing Standards and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. A Committee member will not be considered independent if he or she accepts any consulting, advisory or other compensatory fee from the Company or BankLiberty or is affiliated with the Company or BankLiberty or any of their subsidiaries except in his or her capacity as a member of the Board of Directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

1.	Review and update this Charter as conditions dictate, but not less than annually.
2.	Review the regular internal reports to management prepared by the internal auditor and management’s response.
3.
Review the Company’s audited annual financial statements and the independent accountants’ report rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles.

4.	Review with management and the independent accountants all interim financial reports.
5.	Generally discuss earnings press releases and financial information, as well as any earnings guidance provided prior to release.

Independent Accountants and Internal Auditor

6.
Select the independent accountants, considering independence and effectiveness, and be ultimately responsible for their compensation and oversight (including resolution of disagreements between management and the accountant regarding financial reporting) for the purpose of preparing or issuing any audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgement, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

7.	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.
8.	Approve the fees and other significant compensation to be paid to the independent auditors.
9.	Ensure the rotation of the lead audit partner having primary responsibility for the audit as required by law.
10.	Review qualifications and performance of the internal auditor. The Committee should also review and concur in the appointment, replacement or dismissal of the internal auditor.
11.
Approve, in advance, all permissible non-audit services to be completed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Company that are prohibited by law or regulation.

12.
Review with the independent accountant and the internal auditor the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of resources. Review the independent auditors’ audit plan, including scope and general audit approach.

13.
Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor’s internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.

Financial Reporting Process

14.	In consultation with the independent accountants and the internal auditor, review the integrity of the organization’s financial reporting processes, both internal and external.

15.
Ensure that the independent accountant discusses with the Committee their judgements about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures. The Audit Committee must review and discuss with the independent auditor all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditor and management.

16.
Review and consider recommendations to the Company’s auditing, financial and accounting principles and practices and internal controls as suggested by the independent accountants, management or the internal auditor and monitor the implementation of such recommendations.

17.	Prepare a report for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement

18.
Review any significant difficulties, risk or exposures encountered during the course of an audit by  the independent accountants or the internal auditor. From these discussions, assess and report to  the Board regarding how the findings should be addressed.

19.
Periodically consult with each of the internal auditor and the independent accountant out of the  presence of management about accounting procedures, internal controls and the fullness and  accuracy of the organization’s financial statements.

20.
In consultation with the management, the independent auditors and the internal auditors, consider  the integrity of the Company’s financial reporting processes and controls. Discuss significant  financial risk exposures and the steps management has taken to monitor, control and report such  exposures. Review significant findings prepared by the independent auditors and the internal  auditing function together with management’s responses, including the status of previous  recommendations.

21.
Have in place procedures for (A) receiving complaints regarding accounting, internal accounting  controls or auditing matters and (B) the confidential submission by employees of concerns  regarding questionable accounting.

22.
Report regularly to the Board of Directors on issues relating to the quality or integrity of the  Company’s financial statements and financial reporting, the Company’s compliance with legal  and regulatory requirements and the performance of the independent accountants and the internal  auditor.

Ethical and Legal Compliance

23.	Review all legal and regulatory compliance matters that could have a material impact on the Company’s financial statements.
24.	Review and approve all related-party transactions.
25.	Have prepared and update as needed a Code of Ethics and Business Conduct.
26.	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

Appendix B

LIBERTY BANCORP, INC.
2007 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the Liberty Bancorp, Inc. 2007 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Liberty Bancorp, Inc. (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Bank” means BankLiberty, the Company’s wholly owned subsidiary.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)
Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

(2)
Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)
Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Liberty Bancorp, Inc. or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director (including emeritus or advisory director) of the Company or any Affiliate.

“Exchange” means any national securities exchange or automated quotation system on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Liberty Bancorp, Inc. 2007 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The 2007 Plan shall be effective immediately upon the approval of the majority of the votes cast at the annual meeting.

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)           Grant Awards;

(b)           Designate Participants;

(c)           Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)           Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 226,340.

5.2 SHARE COUNTING.

(a)
To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)
To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased in the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 100,691 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock under the Plan is 125,649. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 25,172.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)           The expiration date set forth in the Award Agreement.

(2)           The tenth anniversary of the Grant Date.

(3)	Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the

Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date, or the termination of the Plan, if earlier.

(e)
Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8
RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions and restrictions applicable to the Award.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or Disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the

Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Liberty Bancorp, Inc. 2007 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and Liberty Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Liberty Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the

manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee will adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2 NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan shall comply with the Office of Thrift Supervision Regulations, including:

(i)
No Option or Restricted Stock Award granted under this Plan shall become vested or exercisable at a rate in excess of 20% per year, provided, that Awards may, in accordance with the terms of the Plan, become fully vested or immediately exercisable in the event of a Change in Control or a Participant's termination of service due to death or Disability;

(ii)
The Total Options or Restricted Stock Awards granted to any individual employee under the Plan may not exceed 25% of the total amount of Options or Restricted Stock Awards (whichever may be the case) which may be granted under the Plan;

(iii)
The total Options or Restricted Stock Awards granted to any individual non-employee director under the Plan may not exceed 5% of the total Options or Restricted Stock Awards (whichever may be the case) which may be granted under the Plan;

(iv)
The aggregate amount of Options or Restricted Stock Awards granted to all non-employee directors under the Plan may not exceed 30% of the total amount of Options or Restricted Stock Awards (whichever may be the case) which may be granted under the Plan; and

(v)
Executive officers or directors must exercise or forfeit their options in the event the Bank becomes critically undercapitalized (as defined in 12 C.F.R. Section 565.4), is subject to Office of Thrift Supervision enforcement action, or receives a capital directive under 12 C.F.R. Section 565.7.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Missouri.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

IMPORTANT

Your vote is important. Regardless of the number of shares of Liberty Bancorp, Inc. common stock that you own, please sign, date and promptly mail the enclosed proxy card in the accompanying postage-paid envelope.

Instructions for “Street Name” Stockholders

If you own shares of the Company’s common stock in the name of a broker, bank or other nominee, only it can vote your shares of Liberty Bancorp, Inc. common stock on your behalf and only upon receipt of your instructions. You should sign, date and promptly mail your proxy card, or voting instruction form, when you receive it from your broker, bank or nominee. Please do so for each separate account you maintain.

Your broker, bank or nominee also may provide for telephone or Internet voting. Please refer to the proxy card, or voting instruction form, which you received with this proxy statement for instructions.

Please vote at your earliest convenience.

☒ PLEASE MARK VOTES
 AS IN THIS EXAMPLE                  LIBERTY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 5, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marvin J. Weishaar, Daniel G. O’Dell and Steven K. Havens, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Liberty Bancorp, Inc. the undersigned is entitled to vote at the annual meeting of shareholders, to be held on February 5, 2007 at 5:30 p.m. local time, at 9200 NE Barry Road, Kansas City, Missouri and at any and all adjournments thereof, as indicated on this proxy card.

Your Board of Directors Recommends a Vote “FOR”
each of the nominees and the listed proposal.

                         VOTE
                      FOR       WITHHELD      EXCEPTIONS
1. The election as directors of all              ☐   ☐                     ☐
 nominees listed (except as
 marked to the contrary below).

Robert T. Sevier
Ralph W. Brant, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “EXCEPTIONS” box and write that nominee’s name on the line provided below.

FOR AGAINST ABSTAIN 2. The approval of the Liberty Bancorp, ☐ ☐ ☐ Inc. 2007 Equity Incentive Plan.

The Board of Directors recommends a vote "FOR" the listed nominees and "FOR" the other proposition stated.
Please be sure to sign and date this Proxy in the box below.	Date
This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted “FOR” the listed nominees and "FOR" the other proposition listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominee is unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

LIBERTY BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
______________________________________________

_______________________________________________

[BankLiberty Letterhead]

TO:	PARTICIPANTS IN THE AMENDED AND RESTATED LIBERTY SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

Under the terms of the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct RSGroup Trust Company (the “ESOP Trustee”) as to the manner in which you wish to vote the shares of common stock of Liberty Bancorp, Inc. (“Liberty Bancorp”) allocated to your ESOP account at Liberty Bancorp’s 2007 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustee’s responsibilities under applicable law, the ESOP Trustee will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received and unallocated shares will be voted by the Trustee in the same proportion as participants vote allocated shares of Liberty Bancorp common stock.

HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed Vote Authorization Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustee in connection with the voting of shares allocated to your ESOP account.

VOTING INSTRUCTIONS. Please complete and sign the enclosed Vote Authorization Form to direct the ESOP Trustee how to vote the shares of Liberty Bancorp common stock allocated to your ESOP account. Please use the enclosed postage-paid envelope to forward your voting instructions to the ESOP Trustee. Please note that to direct the ESOP Trustee to vote with respect to any of the items presented at the Annual Meeting, you must specifically mark your instructions on the Vote Authorization Form. Items left blank will not be considered instructions to the ESOP Trustee.

 DELIVERY OF PROXY MATERIALS. A Vote Authorization Form and the Liberty Bancorp Annual Meeting Proxy Statement are enclosed with this memorandum. In order to make an informed judgment concerning how to instruct the ESOP Trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly.

WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. All instructions must be received by the ESOP Trustee by January 24, 2007. If the ESOP Trustee receives more than one Vote Authorization Form from you, the Form bearing the latest date will be considered to have cancelled all forms bearing an earlier date. If more than one Vote Authorization Form is received from you as of the same date, the ESOP Trustee will consider the Form bearing the latest postmark as controlling.

If you have any questions regarding the procedures for instructing the ESOP Trustee, please call Marc Weishaar at (816) 792-6611.

Name:_________________________
Shares_________________________

VOTE AUTHORIZATION FORM

I understand that RSGroup Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of Liberty Bancorp, Inc. (the “Company”) common stock under the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on February 5, 2007.

You are to vote my shares as follows:			VOTE
		FOR	WITHHELD
I.	The election as directors of all
	nominees listed below (except as	☐	☐
marked to the contrary below).

Robert T. Sevier
Ralph W. Brant, Jr.

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line below.

		FOR	AGAINST	ABSTAIN
II.	The approval of the Liberty Bancorp, Inc. 2007
	Equity Incentive Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 24, 2007.